Exhibit 10.9

       Office lease (Avalon Media Group, Inc. - Shallowford Business Park)
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                                  OFFICE LEASE

This Office Lease ("Lease") is made and entered into as of January 14, 1999 by and between Hickory Land Company ("Landlord") and Avalon Media Group, Inc. d.b.a. Chattanooga Regional Interconnect with its principal place of business located at the premises ("Tenant").

                                   WITNESSETH:

In consideration of the mutual covenants, agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                        ARTICLE 1. PREMISES, TERM AND USE


SECTION 1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain office space being Suite No. [4093] located at Shallowford Business Park (the "Building") at 5959 Shallowford Road, Chattanooga, Hamilton County, Tennessee (the "Premises"). The Premises contain approximately 1,318 square feet of space and are more particularly described in the diagram set forth on Exhibit A which is attached to and made a part of this Lease.

SECTION 2. TERM. The term of the Lease shall be Three (3) years commencing on January 1, 1999 and ending on December 31, 2001 unless sooner terminated as provided herein. Provided Tenant is not default under any terms and conditions of this Lease and upon ninety (90) days written notice to the Landlord, Tenant may terminate this Lease after the first anniversary. For the privilege of such early termination Tenant shall pay to the Landlord the sum of $12,385.25.

SECTION 3. PERMITTED USE. Tenant agrees that the Premises shall be used for general office space and television multimedia production, advertising, and operation, and for no other use or purpose without Landlord's prior written consent.

SECTION 4. EARLY OCCUPANCY; PARTIAL MONTH RENTAL. If Tenant shall occupy the Premises prior to the beginning of the term of this Lease, with or without Landlord's consent, all of the provisions of this Lease shall be in full force and effect commencing on the date of such occupancy, and such occupancy shall be on the basis of a tenancy at will until the beginning of the term of this Lease. Tenant shall pay rent to Landlord for any partial month of such occupancy on a per diem basis (calculated on the basis of a 30-day month) at the rate stated in
Article 2, Section I hereinbelow. If the first day of the Lease term shall occur on a date other than the first day of a month, the first rental payment shall be prorated accordingly. If the last day of the Lease term shall occur on a date other than the last day of a month, the last rental payment shall be prorated accordingly.

                                 ARTICLE 2. RENT

SECTION 1. MINIMUM RENT. During the term of this Lease, Tenant convenants and agrees to pay Landlord a fixed minimum rent ("Minimum Rent"), in equal monthly installments on the first day of each and every month, in advance, payable to Landlord's Agent (as designated in writing by Landlord) at the office of Landlord's Agent or such other place as Landlord may designate in writing to Tenant, as follows:

         (i) From January 1, 1999 until December 31, 1999 Minimum Rent shall be Ten Thousand One Hundred Nine and 06/100 Dollars ($10,109.06) per year, payable in equal monthly installments of Eight Hundred Forty Two and 94/1000 Dollars ($843.94) along with pro-rata share of taxes, insurance and common area maintenance expenses of One Hundred Fifty Seven and 06/100 Dollars ($157.06) for a total monthly payment of One Thousand and no/1000 Dollars ($1,000.00).

         (ii) From January 1, 2000 until December 31, 2001 Minimum Rent shall be Eleven Thousand Two Hundred Ninety Five and 26/1000 Dollars ($11,295.26) per year, payable in equal monthly installments of Nine Hundred Forty One and 27/100 Dollars ($941.27) along with the prevailing pro-rata share of taxes, insurance and CAM at the prevailing rate at that time.

SECTION 2. PROMPT PAYMENT WITHOUT DEMAND. Time is of the essence of this Lease and Tenant shall pay the Minimum Rent and any other amount due hereunder at the time and place specified, without deduction, set off, counterclaim, abatement, suspension, notice or demand. Tenant expressly waives any and all requirements for written notice for nonpayment of rent.

SECTION 3. SERVICE CHARGE. In the event any installment of Minimum Rent is not received by Landlord within five (5) days of its due date, Tenant agrees to pay a late charge of five percent (5%) of the amount of the delinquent payment. If any installment of Minimum Rent is not received by Landlord on or before the tenth (10th) day of any month, Tenant agrees to pay further late charge of seven and one-half percent (7 1/2%) of the delinquent payment which assessment shall be in addition to and not in lieu of the prior late charge. If any installment of Minimum Rent is not received by Landlord on or before the twenty-fifth (25th) day of any month, Tenant agrees to pay a further late charge of ten percent (10%)
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of the delinquent payment which assessment shall be in addition to and not in lieu of the prior two late charges. All such late charges shall not be interest but are intended as partial compensation to Landlord for the loss and additional expenses caused by late rental payments. The provision regarding late charges is not intended to waive or extend the due dates for payment required to be made hereunder.

SECTION 4. SECURITY DEPOSIT. As security for the prompt and punctual performance of all obligation required to performed hereunder by Tenant, Tenant shall deposit with Landlord the sum of One Thousand and No/100 Dollars ($1,000.00) upon execution of this Lease. In the event of any default under this Lease by Tenant, Landlord may utilize such deposit to offset either in whole or in part, any obligation of Tenant under this Lease. The security deposit shall be returned to Tenant at the expiration of this Lease with no interest thereon if no default is made by Tenant hereunder.

                          ARTICLE 3. OPERATING EXPENSES

SECTION 1. PROPORTIONATE SHARE. Tenant hereby agrees to pay for Tenant's proportionate share of the Operating Cost of maintaining the Common Area of the building along with insurance and taxes. Tenant reserves the right to audit Landlord's ascertainment and apportionment of the operating costs of maintaining the common area of the building along with insurance and taxes upon giving reasonable notice to Landlord at Tenants expense during normal working hours.

SECTION 2. COMMON EXPENSES. Common Expenses shall mean all costs and expenses incurred by Lessor in operating, maintaining and repairing the Common Area of the buildings including, without limitation, insurance, utilities, licenses, permits and inspection fees, wages and salaries of operating personnel, together with all payroll, social security, unemployment and other taxes levied thereon, repairs and maintenance to the Building and the Common Areas thereof, real estate taxes and assessments levied by all governmental authorities, the cost of maintaining in good operating order all equipment used in connection with the operation of the Building and all other expenses of a nature customarily incurred in the reasonable and prudent operation of a first class office building, together with an allowance for the general overhead of the Lessor in providing such services, not to exceed fifteen percent (15%) of the total Common Expenses.

SECTION 3. INSURANCE COVERAGE INCLUDED IN THE OPERATING EXPENSES. Landlord and Tenant agree that the insurance coverage contemplated by this Article 3 shall include fire and extended coverage plus any deductibles in an amount sufficient to avoid co-insurance, public liability insurance in connection with the Building protecting Landlord, business interruption/rental abatement insurance, worker's compensation insurance and such other coverages as Landlord may determine including those commonly included in an All Risk Insurance Policy.

SECTION 4. TAXES. Taxes shall mean all Real Estate taxes and assessments (special or otherwise) levied or assessed directly or indirectly against the Building(s) (land, buildings, and/or improvements as the same may be enlarged or reduced from time to time), and other taxes arising out of the use and/or occupancy of the Leased Premises imposed by Federal, State or local governmental authority or any other taxing authority having jurisdiction over the Building(s).

SECTION 5. CONTEST OF TAX ASSESSMENT. In the event of an increase in real estate taxes hereunder, Landlord may contest such increase through the appropriate proceedings (however, nothing herein shall require Landlord to contest any increases) and Tenant agrees to pay its proportionate share of Landlord's costs (including reasonable attorney's fees) in contesting such taxes, as if these costs were additional taxes in the year paid.

SECTION 6. PERSONAL PROPERTY TAXES. Tenant shall pay and be liable for all taxes levied against the personal property and trade fixtures placed by Tenant in the Premises and from any real estate taxes assess as a result of any improvements, alterations or installations made by Tenant to the Premises.

SECTION 7. PAYMENT OF OPERATING EXPENSES BY TENANT. At the first of each year, Landlord will then notify Tenant in writing of Tenant's proportionate share of the Operating Expenses for such year, based on the Operating Expenses incurred during the prior year. In addition to Tenant's obligation to pay Minimum Rent, on or before the 5th day of each calendar month, Tenant shall pay Landlord 1/12th of Tenant's proportionate share of the Operating Expenses for the year as set forth in Landlord's written notification. The operating expenses shall be computed by multiplying the total amount of such operating cost by a fraction, the numerator of which shall be the number of square feet in the Leased Premises, and the denominator of which shall be the total number of leasable square feet in the Business Park. In the event the aggregate of Tenant's installments are less than the amount of Operating Costs due from Tenant, then Landlord shall bill Tenant for the underpayment amount due in the month next following the year-end Operating Costs report. Landlord shall then re-estimate the annual Operating Costs referred to in this Section and Tenant shall then pay the revised one-twelfth (1/12) thereof in equal monthly installments, together with the payment of the Minimum Annual Rent; and each year thereafter the Operating Costs shall be adjusted in like manner. All computation shall be based upon a three hundred sixty (360) day year. Tenant acknowledges and stipulates that Landlord has made no representation or agreement of any kind as to the such Operating Costs or Tenant's share thereof.

SECTION 8. LIABILITY INSURANCE. Tenant covenants and agrees with Landlord that Tenant shall at all times during the term of this Lease, at Tenant's expense, maintain comprehensive general public liability insurance against claims for bodily injury, death or property damage occurring in, on or about the Premises, in an amount of at least FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) combined single limit. Such insurance policy shall be with a company acceptable to Landlord and licensed to do business in Tennessee and shall name Landlord and Landlord's Agent as additional insurers. Such policy shall contain a provision that it may not be canceled without first giving Landlord not less than 30 days' prior written notice. Duplicate policies or certificates of all such insurance shall be delivered to Landlord not less than five days prior to the effective date thereof.

SECTION 9. PERSONAL PROPERTY INSURANCE. It shall be Tenant's sole responsibility to insure and keep insured, at Tenant's sole expense, all personal property which is owned or leased by Tenant, or any other authorized occupant of the Premises,

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and which is placed or stored in the Premises or elsewhere in the Building of which they are a part, [illegible] Landlord shall have no responsibility to effect such Insurance.

                           ARTICLE 4. USES PROHIBITED

Tenant covenants that the Premises shall, during the term of this lease, be used only and exclusively for the purposes set forth in Article 1, Section 3, and no part of the Premises shall be used in any manner whatsoever in violation of any federal, state, or local laws, ordinances, regulations or orders. Tenant shall not knowingly use or occupy the Premises, or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise; and if by reason of Tenant's use and occupancy of the Premises, the casualty insurance policy covering the Premises is to be canceled or the rate of such insurance shall be increased, Landlord shall have the option of terminating this Lease or, on demand, Tenant will pay to Landlord the amount of such increase (but such increase in the rate of insurance shall not be deemed a breach of this covenant by Tenant). Tenant covenants that Tenant will not create or maintain, or permit others to create or maintain, any nuisances, including without limitation loud noises, sound effects, offensive odors, smoke or dust in or about the Premises or the Building. Tenant shall comply in all respects with all applicable federal, state and local laws, rules, regulations and orders, including without limitation, those relating to pollution, reclamation or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into the air, water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes. Tenant shall not store, treat, dispose of or handle such pollutants, contaminants, materials or wastes on the premises. Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, cost, damage or expense, including without limitation, attorneys' fees and costs of site investigation and clean up, incurred by or imposed upon Landlord as a result of the breach by Tenant of its obligations in this Article 4, or otherwise occurring as a result of Tenant's activities in the Premises.

                    ARTICLE 5. CONDITION AND CARE OF PREMISES

Tenant acknowledges that it has examined the Premises and accepts them as being in good condition and state of repair and that the capacity of the mechanical equipment (electrical, plumbing, heating and air conditioning), if any, is of adequate capacity for Tenant's use, and Landlord does not warrant their condition in any respect. Without limiting the foregoing, Tenant accepts the Premises "AS IS, WHERE IS". Tenant, at its own expense, shall keep the Premises clean, neat and free from trash and rubbish, and shall not commit or permit its invitees, or other persons whom Tenant permits to be in or about the Premises, to commit any waste, damage or injury to the Premises or the Building. Tenant agrees to maintain a fully charged dry chemical fire extinguisher of adequate capacity for use within the Premises.

                 ARTICLE 6. MAINTENANCE, REPAIRS AND ALTERATIONS

SECTION 1. OBLIGATIONS OF TENANT. Except for the repairs required of Landlord pursuant to Section 2 of this Article Tenant shall repair and maintain the Premises in good order, condition and repair (including any replacement and restoration as is required for that purpose). Such repairs and maintenance shall include without limitation, interior painting, all plate glass, windows, doors, hardware, light fixtures, bulbs and ballasts, walls, floors, floor coverings and ceilings. Tenant shall also perform routine maintenance and upkeep on the plumbing lines and fixtures, gas pipes, electric wiring, electric fixtures and equipment, heating, ventilating and air conditioning systems, sprinkler systems and all machinery, equipment and facilities forming a part of the Premises. Should Tenant fail to make any repairs, maintenance or restoration for which Tenant is responsible under this Lease, Landlord may, but will not be obligated to, make the same at the Tenant's expense, and the cost thereof shall be considered additional rent due hereunder payable immediately. Said repairs and maintenance shall be limited by the Tenant to $300.00 per occurrence, and all amounts in excess of $300.00 will be borne by Landlord.

SECTION 2. OBLIGATIONS OF LANDLORD. Except for any repairs necessitated by the negligent act or omissions of Tenant, its agents, servants, or invitees, or by any unusual use of the Premises by Tenant, Landlord shall repair and maintain in good order and condition and replace when necessary the roof and structural portions of the Building and the common areas of the Building, including, but not limited to, bearing walls and foundations. Landlord shall also, except for routine maintenance and upkeep, replace (when Landlord deems necessary) the plumbing lines and fixtures, gas pipes, electric wiring, electric fixtures and equipment, heating, ventilating and air conditioning systems, sprinkler systems and all machinery, equipment and facilities forming a part of the Premises, except if such repairs and replacements are necessitated by Tenant's negligence, whereupon such repairs and replacements shall be Tenant's sole responsibility. Landlord shall warrant all systems for ninety (90) days.

SECTION 3. ALTERATIONS AND ADDITIONS. Tenant shall not make any alterations or additions to the Premises without Landlord's prior written consent. Landlord shall not be liable for the cost of any alteration or additions, all of which are hereinafter referred to in this paragraph as "Alterations" made by Tenant shall indemnify and save Landlord harmless on account of claims for mechanics', materialmen's or other liens in connection with any alterations made by Tenant, and any such liens shall exist only against Tenant's leasehold interest, and not against Landlord's interest whether in fee or otherwise. Upon Landlord's request, Tenant shall provide Landlord a waiver of lien from any contractor performing work to the Premises. All alterations that may be made by either of the parties shall inure to Landlord's benefit and shall become a part of the Premises and shall belong to Landlord absolutely as soon as made. Notwithstanding the foregoing, Landlord may, at its option, require Tenant to remove all such alterations and additions and return the Premises to their condition at the commencement of the Lease term, at the termination of this Lease for any reason. Tenant shall pay all damages and costs incurred by Landlord in connection therewith including without limitation all damages caused by such removal.

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                     ARTICLE 7. INDEMNIFICATION OF LANDLORD

Landlord shall not be liable to Tenant for any loss, damage or injury to person or property occurring, regardless of cause (unless caused by Landlord's gross negligence or intentional misconduct), in or about the Premises and Tenant shall indemnify and hold Landlord harmless from any and all damages, expenses, costs, liabilities and losses which may arise, be imposed upon, incurred by or claimed against Landlord in connection with such loss, damage or injury whether incurred by Tenant or third party, and shall defend any claims or legal actions arising therefrom, and pay all judgments resulting therefrom. Without limiting the foregoing language, Landlord shall not be liable for loss of or damage to any property at any time located in or about the Premises or the Building, whether or not Tenant is the owner thereof, including, but not limited to, any loss or damage resulting from steam, gas or electricity, or from water, rain, snow, ice or other substance which may leak into, or issue or flow from any part of the Building or the Premises or from the pipes or plumbing work in the Building, or from or into any other place or quarter.

                    ARTICLE 8. DAMAGE OR DESTRUCTION BY FIRE
                                OR OTHER CASUALTY

If at any time the Premises become totally untenantable by reason of damage or loss by fire or other casualty and such fire or other casualty shall not have been caused by the negligence or wrongful act or omission of Tenant, Tenant's servants, agents, licensees, or invitees, the rent shall abate until the Premises shall have been restored to tenantable condition, but nothing herein shall be construed as requiring Landlord to restore or rebuild the Premises. If the Premises are so damaged, but not to the extent that they are untenantable, Tenant shall continue to occupy the same, or the tenantable portion thereof, and the rent shall abate proportionately in the ratio that the portion unusable for the Permitted Use bears to the entire Premises. In the event of damage or destruction to the Premises from fire or other casualty, Landlord may elect not to rebuild or restore the Premises. Such election may be exercised by giving written notice thereof to Tenant within 45 days from the date such damage or destruction occurs. If Landlord exercises such election, this lease shall cease and terminate, effective on the date of such damage or destruction, and Tenant shall pay the accrued rent up to the date of such damage or destruction, or Landlord, if the rent has been paid beyond such date, will refund to Tenant the proportionate part of any such prepaid rent, and thereupon this Lease shall terminate, even though the Premises or the Building may at a later date be rebuilt, restored or reconditioned. No damage or destruction shall allow Tenant to surrender possession of the Premises, nor effect Tenant's liability for the payment of rent, except as may be specifically provided in this Lease. Landlord shall restore the Leased premises to Tenant within 90 days after the written notice to rebuild the premises has been delivered, or Tenant may terminate the Lease.

                                ARTICLE 9. SIGNS

Signs are to be furnished and installed by Tenant. Tenant's contractor, architect or vendor must submit a colored rendering if Tenant's sign prior to approval. All signs shall have prior written notice to Landlord before constructing any signage, the lettering for the outside exterior walls shall be either plastic, plexiglass or trimcap letters. No signs shall be constructed, painted, or glued by Tenant on the windows, outside or inside walls, doors, roof or exterior of the Building or the Premises without the prior written consent of Landlord, and Landlord reserves the right to require Tenant to remove any such signs, whether or not previously consented to by Landlord, from said roof, windows, outside or inside walls, doors or exterior of the Building or the Premises which, in the sole judgment of Landlord, may be objectionable. In the event Tenant does not promptly remove any such sign or signs, upon notice from Landlord to do so, Landlord shall have the right to remove any such sign or signs at Tenant's expense, and Tenant shall promptly reimburse Landlord therefor. Landlord shall have the right to require Tenant to install signage in conformity with building standards established by Landlord at any time if the Premises are part of a multi-tenant building. At the termination of the Lease, Landlord may require Tenant to remove all signage, repair and return the premises to their condition at the commencement of the Lease Term.

                 ARTICLE 10. LANDLORD'S RIGHT TO GO ON PREMISES

Tenant shall permit Landlord and/or Landlord's agents or employees at all reasonable hours and upon reasonable notice to enter the Premises and examine them or show them to persons wishing to rent or purchase the same or to make repairs, alterations, or other work, thereto, taking any space needed therefor, and no compensation shall be asked or claims made by Tenant by reason of any inconvenience or annoyance arising from anything that may be done in repairing, altering, working on or protecting the Premises or Building of which the Premises may be a part, however the necessity may arise, but this paragraph shall not be construed as imposing any duty on Landlord to make any repairs, alterations or additions and shall not materially interfere with Tenant's use of the premises. Tenant shall also permit Landlord and/or Landlord's agents, but only during the six (6) months preceding the termination of this Lease, to place upon the window, walls or doors of the Building or the Premises or elsewhere outside the Building "FOR SALE" and/or "FOR RENT" signs, and allow the same to remain there without molestation and without any claim being made by Tenant for compensation on account thereof.

                       ARTICLE 11. UTILITIES AND SERVICES

Tenant shall pay for all gas, electricity, heat and other utilities charges used on or about the Premises that are separately metered. For all such utilities that are not separately metered, Tenant shall pay its proportionate share of the costs of such utilities based on the ratio that the square footage in the Building occupied by Tenants and not separately metered. Tenant shall maintain heat in the Premises as necessary to prevent the freezing of plumbing within the confines of the Leased space. Tenant shall also pay all charges for cleaning services or private garbage services used by Tenant in connection with the Premises. Landlord shall be under not liability to Tenant on account of any discontinuance of heat, electricity, sewer, water, air conditioning, sprinkler, gas and/or other utility, convenience, service or facility, however such discontinuance may be caused, and shall be under no obligation to see that

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such discontinuance is rectified, and no such discontinuance shall constitute constructive eviction or any ground for termination of this lease by Tenant.

                     ARTICLE 12. NO ASSIGNMENT OR SUBLETTING

Neither Tenant nor any court or officer thereof, nor any receiver or trustee in bankruptcy shall assign or transfer this Lease or any part thereof nor shall the Premises be sublet in whole or in part, without Landlord's prior written consent which shall not be unreasonably withheld. The consent of Landlord to an assignment of subletting shall not relieve Tenant from obtaining the written consent of Landlord to any future assignment or subletting. Notwithstanding any assignment of subletting, Tenant shall remain primarily liable to Landlord for the payment of rent and other amounts due hereunder and for the performance of all obligations hereunder.

                         ARTICLE 13. REMOVAL OF FIXTURES

Provided Tenant is not in default hereunder, Tenant shall have the right, on or before the termination of this Lease, to remove any trade fixtures that were purchased and provided by Tenant, and which are susceptible of being removed without damage to the Building or the Premises, provided Tenant exercises such rights before this Lease is terminated, and provided Tenant furnishes Landlord in advance adequate security satisfactory to Landlord that the Building and Premises will be restored to their original condition at Tenant's expense immediately after such removal. This right of removal shall not include any right to remove any heating, air conditioning, plumbing, wiring, linoleum or carpeting, and shall not, as a matter of course, include any fixtures that were furnished or paid for by Landlord. Any such items remaining on the Premises or in the Building after such date of termination shall, at Landlord's option, be deemed the property of Landlord for such disposition as Landlord sees fit or Landlord may require Tenant to remove all of Tenant's property, and to pay all damages incurred by Landlord in connection therewith, including without limitation all damages caused by such removal.

               ARTICLE 14. ATTORNEY'S FEES OF LANDLORD AND TENANT

If either party brings any action of legal proceedings for damages for an alleged breach of any provision of this Lease to recover rent or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease of right of either party, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for the purpose, reasonable attorneys' fees and costs, at trial, on appeal and in bankruptcy, to be fixed and determined by the court in such action or proceeding.

                                ARTICLE 15. DELAY

Should Tenant be delayed in obtaining possession because of any present tenant or tenants holding over, or because of any circumstance beyond the reasonable control of Landlord, Tenant shall not have any right to terminate this Lease unless such delay continues for more than three (3) months, and neither Landlord nor any agent representing the Landlord shall be liable to Tenant for any damage whatsoever beyond the abatement of Minimum Rent for the actual time Tenant is delayed in obtaining possession.

                          ARTICLE 16. WAIVER PROVISION

The failure of Landlord to insist on strict performance of any of the terms, conditions and covenants contained herein shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach by Tenant of the terms, conditions and covenants herein contained except as may be expressly waived.

                         ARTICLE 17. DEFAULT PROVISIONS

If: (i) Tenant shall default in payment of the rent due hereunder and such default shall continue for a period of ten (10) days after the due date of the rent; or (ii) the Premises become deserted or stand vacant or are used for a purpose other than that stated in Article 1 herein; or (iii) Tenant be in default under any other covenant, agreement, obligations or condition of this Lease and fails to cure such default within thirty (30) days after written notice thereof from Landlord (of if such default shall be of such a nature that it cannot be cured completely within thirty (30) day period, Tenant shall not have properly commenced within such (30) day period and shall not thereafter proceed with reasonable diligence and good faith to remedy such default); (iv) Tenant shall file a voluntary petition in bankruptcy, reorganization or receivership, become insolvent, be adjudicated bankrupt, or make an assignment for the benefit of creditors, or if any involuntary petition in bankruptcy, reorganization or receivership is filed against Tenant and not dismissed within sixty (60) days, any such event shall, at Landlord's option, constitute a default of Tenant hereunder and Landlord, at Landlord's option and without further notice to Tenant, which is hereby expressly waived, may at any time declare this Lease terminated and this Lease shall expire as fully and completely as if that day were the date herein originally fixed for the expiration of the term, and Tenant shall quit and surrender the Premises to Landlord, but Tenant shall nevertheless continue to remain liable hereunder. Landlord may at any time thereafter re-enter the Leased Premises and remove all persons and property therefrom by any suitable action or proceeding at law or in equity or by force or otherwise, without being liable for any prosecution thereof or any damages arising therefrom and repossess and enjoy the Leased Premises. Such re-entry shall not relieve Tenant of the obligation to make the rental payments required by this Lease at the time and in the manner provided herein. Upon such re-entry, Landlord may, but shall not be required to, repair, alter, remodel and/or change the character of the Leased Premises as Landlord may see fit and/or at any time relet the Premises in whole or in part for any period of time that Landlord elects, whether longer or shorter than the unexpired portion of the term of this Lease, as agent of Tenant, or otherwise, in the name of Landlord or of Tenant, as Landlord shall see fit, and Landlord may receive the rents therefor, applying the same first to the payment of such reasonable expenses as Landlord may have incurred in entering, dispossessing, reletting, repairing or altering the premises, and then to the fulfillment of the covenants of Tenant herein, including, but not limited to, the rental payments required hereunder, retaining any

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balances until the date the term of this Lease would otherwise have expired, as security for the payment of all obligations of Tenant which may arise and be unpaid during such period. In attempting to relet the Leased Premises, Landlord shall be the sole judge as to whether or not a proposed Tenant is suitable and acceptable. Landlord shall not, by receiving partial payments of rents in arrears, be deemed to have waived any rights herein for nonpayment of rent or for any other default on the part of the Tenant. Should Landlord at any time terminate this Lease for any default, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur of such default, including the cost of recovering the Premises, reasonable attorney's fees and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the Term over the then reasonable rental value over the remainder of the term, all of which amounts shall be immediately due and payable. The rights and remedies provided in this Article 17 shall be cumulative and shall be in addition to every other right provided in this Lease, at law or in equity. The exercise of any right or remedy by Landlord hereunder shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided in this Lease, at law or in equity.

                         ARTICLE 18. NOTICE REQUIREMENTS

Tenant waives any and all notice required by law, other than such notice as may be specifically required in this Lease. All notices required or permitted by the terms of this Lease shall be given by United State registered or certified mail, addressed to Tenant on the Premises and addressed to Landlord at Hudson Companies, Inc., 4289 Bonny Oaks Drive, Suite 201, Chattanooga, Tennessee 37406,
Attn: James C. Hudson, III. The date when such notice shall be deemed to have been given shall be the date when it is deposited in the United States mail, postage prepaid, in accordance with the provisions of this paragraph. Any address or addresses herein specified, may be changed from time to time by either party by written notice given to the other party as above provided, such change of addresses to become effective at the expiration of five (5) calendar days from the date of notice of change.

                              ARTICLE 19. SURRENDER

Tenant, and Tenant's assignees and/or sub-tenants, if any, shall surrender the Premises to Landlord at the expiration of the term hereof, or any extension hereof, or upon termination of this Lease by virtue of Tenant's default, broom clean and in the same condition as at the commencement of this Lease, damage by fire or other casualty not caused by the negligence of the Tenant, Tenant's employees, agents, officers and invitees, excepted. If Tenant shall default in so surrendering the Premises, then Tenant's occupancy subsequent to such expiration, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a Tenant at will and in no event from month to month or from year to year, and it shall be subject to the terms, covenants, and conditions of this lease applicable thereto, except that Minimum Annual Rent shall be one and one half (1 1/2 ) the amount payable in the last year of the Term, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Lease terms may be terminated by either Tenant or Landlord by providing notice of termination at least thirty (30) days prior to the end of any month for such hold over period. For example, notice provided on July 20 would terminate the tenancy effective September 1.

                            ARTICLE 20. CONDEMNATION

In the event that during the term of this Lease or any extension or renewal thereof, either the entire Premises or the Building are a part, or such substantial part of either as to render the remaining Premises or Building untenantable, are acquired by governmental or quasi-governmental authority by exercise of the power of eminent domain, this Lease shall terminate at the time possession must be surrendered to such authority for all purposes, and prepaid or unpaid rent shall be adjusted between the parties as of such date. In the event that only such portion of the Premises or the Building is acquired by such authority by the exercise of such power as will leave the remaining Premises in a condition suitable for use by Tenant in its business, the monthly rental payments from the date of such acquisition to the end of the original or any extended term hereof shall be reduced in proportion to the resulting loss of use of said Premises by Tenant, but such reduction shall not exceed Landlord's award attributable to the Premises. In the event of such partial acquisition and reduction in rent, Landlord agrees to make promptly, at Landlord's expense, all necessary alterations and repairs which shall be required because of such partial acquisition by eminent domain, to restore the Premises to a safe and tenantable condition, but only to the extent that proceeds of condemnation have been received by Landlord. Tenant shall have no claim against Landlord or the condemning authority for any acquisition of the leasehold interest, provided that nothing herein contained shall in any way prejudice or interfere with any claim which Tenant may have against the authority exercising the power of eminent domain for damages or otherwise for destruction of or interference with the business of Tenant in the Premises so long as such claim does not diminish Landlord's claim. For purposes of this Article 20, acquisition of all or a part of the Premises by governmental or quasi-governmental authority by means of voluntary negotiations and contract shall be deemed to be acquisition by exercise of the power of eminent domain.

                        ARTICLE 21. WAIVER OF SUBROGATION

Each of the parties hereto waives any and all rights of recovery against the other or against the officers, employees, agents, representatives of such other party for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under the standard form of fire insurance policy with all permissible extension endorsements covering additional perils or under any other policy of insurance carried by such waiving party in lieu thereof, provided said waiver does not adversely affect such insurance.

                         ARTICLE 22. LEASE SUBORDINATION

Tenant agrees that his interest in the Premises shall be and remain subject and subordinate to the lien of any existing or future mortgage, deed of trust, security instrument, or other lien applicable to the Premises, the Building and/or the land on which the Building sits and any extensions or renewals thereof, and to all advances made or hereafter to be made on the security thereof, irrespective of the date of execution or recordation, and upon request of Landlord, Tenant will enter into a written agreement subordinating this Lease to the lien of any such mortgage.





                             ARTICLE 23. ATTORNMENT

If, by reason of any default by Landlord as mortgagor or grantor under any present and/or future mortgage, deed of trust, security instrument, or other lien, Landlord's equitable title or fee simple title is terminated through foreclosure or trustee sale or otherwise at the instance of the holder of such mortgage, deed of trust, security instrument, or other lien, Tenant hereby agrees to attorn to the purchaser at the foreclosure or trustee sale and shall recognize such purchaser as Landlord under this Lease unless the purchaser at such foreclosure or trustee sale shall elect to terminate this Lease and right of Tenant's right to possession of the Premises.




                        ARTICLE 24. ESTOPPEL CERTIFICATE

Tenant agrees, within seven (7) days after written request by Landlord, to execute, acknowledge and deliver to and in favor of any proposed mortgagee or purchaser of the Premises, an estoppel certificate, in the form customarily used by such proposed mortgagee or purchaser, stating, among other things (i) whether this Lease is in full force and effect, (ii) whether this Lease has been modified or amended and, if so, identifying and describing any such modifications or amendment, (iii) the date to which rent and other charges have been paid, and (iv) whether the party furnishing such certificate knows of any default on the part of the Landlord or has any claim against such Landlord and, if so, specifying the nature of such default or claim. It is understood by Tenant that any prospective mortgagee or purchaser may rely upon such certificate.

                        ARTICLE 25. RULES AND REGULATIONS

Tenant, its invitees and other authorized occupants of the Premises, shall observe and comply with the rules and regulations, Exhibit B, attached to and forming a part of this Lease, if any, and such other rules and regulations as Landlord may from time to time hereafter promulgate in writing. Upon violation of such rules and regulations by Tenant, its invitees or any other authorized occupants of the Premises, Landlord shall be entitled to all remedies provided in Article 17 above.

                             ARTICLE 26. TERMINOLOGY

Whenever Landlord and Tenant are herein referred to, such reference shall be construed as applying to their respective successors in interest, and in the singular or plural number, and in the masculine, feminine or neuter gender, whichever is properly applicable.

                              ARTICLE 27. CAPTIONS

The captions of this Lease are for convenience only and are not a part of this Lease and do not I any way limit or amplify the terms and provisions of this Lease.

                          ARTICLE 28. ENTIRE AGREEMENT

This Lease contains the entire agreement between the parties hereto and may not be modified in any manner unless by agreement in writing signed by all parties hereto or their successors in interest.

                               ARTICLE 29. AGENCY

Landlord has appointed Hudson Companies, Inc. as Agent in connection with this Lease. Agent is acting solely in the capacity as agent for Landlord to whom Tenant shall look as regards all covenants, agreements and warranties herein contained, and Tenant agrees that Agent shall not be liable to Tenant in regard to any matter which may arise by virtue of this Lease, whether or not Agent has executed this Lease in behalf of Landlord.

                       ARTICLE 30. LIMITATION OF LIABILITY

Notwithstanding any provision herein to the contrary, Tenant shall look solely to the equity of Landlord in and to the Building in the event of a breach or default by Landlord pursuant to the provisions of this Lease, and Tenant agrees that the liability of Landlord under this lease shall not exceed the value of such equity of Landlord in the Building. No other properties or assets of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) arising out of, or in connection with, this Lease. Provided however Tenant reserves the right to recover from Landlord for any insured against liability of the Landlord including negligence and wanton conduct.

                           ARTICLE 31. LANDLORD'S LIEN

Intentionally Deleted.

                            ARTICLE 32. COMMON AREAS

Tenant and its customers shall have a nonexclusive right, to be shared with other lessees in the building of which the Premises are a part and their customers throughout the term hereof, to reasonable use of any and all of the common facilities and areas which may from time to time be designated by Landlord as appurtenant to or used in connection with the Premises, including but not limited to the use of parking facilities, sidewalks, driveways, alleys and other means of ingress and egress. Such common facilities and areas shall at all times be under the exclusive control and management of Landlord. Neither Tenant nor Tenant's employees or agents shall solicit business in the parking or other common areas, nor distribute any handbills or other advertising matter in such areas, or place any such handbills or advertising matter in or on any automobiles parked therein.




                          ARTICLE 33. HEIRS AND ASSIGNS

All covenants, conditions, promises and obligations herein contained or implied by law shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, legal representatives and assigns of Landlord and Tenant.


                     ARTICLE 34. GOVERNING LAW: SEVERABILITY

This lease shall be governed by the laws of the State of Tennessee. Wherever possible, provisions of this Lease shall be interpreted in such a manner as to be valid and enforceable. In the event that any provision of this Lease is held to be invalid or unenforceable, the remaining provisions of this Lease shall not be affected thereby and shall be interpreted in such a way as to be valid and enforceable.


                   ARTICLE 35. LANDLORD'S RIGHT OF RELOCATION

Intentionally Deleted.


                       ARTICLE 36. ADDITIONAL PROVISIONS.

None.


IN WITNESS WHEREOF, the parties hereto have caused their names to be signed to multiple copies of this Lease as of the day and year first above with.


Landlord                              Tenant:  Avalon Media Group, Inc. d.b.a.
HICKORY LAND COMPANY, L.P.                     Chattanooga Regional Interconnect
By HUDSON COMPANIES, INC.
It's General Partner By:


By:/s/ JAMES C. HUDSON, III           By:/s/ PETER WARAKSA
   ---------------------------------     --------------------------------
James C. Hudson, III, President          Peter Waraksa, Executive Vice President



Date:    1/14/99                      Date:    1/13/99
     -------------------------------  ------------------------------



Witness:                                       Witness:


/s/ JOHN BAKER                                 /s/ WALTER SIMS
------------------------------------           ---------------------------------


Corporate

The undersigned joins in the execution of this Lease for the purpose of jointly, severally and unconditionally guaranteeing the performance and obligation of Tenant hereunder:

                                  Avalon Borden Companies, Inc.


                                  /s/ WALTER R. SIMS
                                  -----------------------------------
                                  Walter R. Sims
                                  Executive Vice President


                                  Witness:


                                  /s/ [ILLEGIBLE]
                                  -----------------------------------

                                   "EXHIBIT A"

Graphic chart omitted

                                   EXHIBIT "B"

                              RULES AND REGULATIONS

Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord. Tenant expressly agrees as follows:

     (a) All deliveries to or from the Leased Premises shall be done only at such times in the areas and through entrances designated for such purposes by Landlord.

     (b) If Landlord shall provide or designate a service for pickup for pickup of refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay cost of removal of any of Tenant's refuse and garbage and maintain all common loading areas in a clean manner satisfactory to the Landlord. Tenant shall use any trash compactor Landlord provides for the general use of Tenant or Tenants in a designated area of the Business Park. Any Tenant leaving trash which we can identify outside the dumpster will first be given a warning. A second offense will warrant a $25.0 maintenance charge for the clean up and a $50.00 charge for the next and each occurrence thereafter.

     (c) No radio or television aerial or other device shall be erected on the roof or exterior walls of the Leased Premises or the building in which the Leased Premises are located without first obtaining in each instance the Landlord's consent in writing. Any aerial or device installed without such written consent shall be subject to removal at Tenant's expense without notice at any time.

     (d) No loud speakers, televisions, phonographs, radios, tape players or other devices shall be used in a manner so as to be heard outside of the Leased Premises, nor shall tenant solicit business or distribute advertising or promotional material in the common areas.

     (e) No signs shall be constructed or painted by Tenant on the windows, outside or inside walls, doors, roof or exterior of the Building or the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditional or delayed. Landlord shall have the right to require Tenant to install signage in conformity with building standards established by Landlord at any time if the Premises are part of a multi-tenant building. At the termination of the Lease, Landlord may require all signage, repair and return the premises to their condition at the commencement of the Lease Term (Signage to be sent with lease and agreed upon before lease execution).

     (f) The plumbing facilities shall not be used for any other purpose than that for which they are constructed; no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant. All grease traps, if any, shall be installed and maintained in accordance with applicable law and in accordance with Landlord's requirements.

     (g) Tenant shall be responsible for termite and pest extermination services covering only the Tenant's Leased Premises to be rendered annually.

     (h) Tenant shall not burn any trash or garbage of any kind in the Leased Premises of the Business Park.

     (i)     Intentionally Deleted.

     (j) Tenant shall take no action which would violate Landlord's labor contracts, if any, affecting the Business Park, nor create any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other Tenant or occupant in the Business Park or with the rights and privileges of any customer or other person(s) lawfully in and upon said Business Park, nor shall Tenant cause any impairment or reduction of the good will of the Business Park.

     (k) Tenant shall store and/or stock in the Leased Premises only such merchandise as Tenant is permitted to offer for sale in the Leased Premises pursuant to this Lease.

     (l) Tenant shall not conduct or permit any fire, bankruptcy, auction or "going out of business" sale (whether real or fictitious) in the Leased Premises, or utilize any unethical method of business operation.

     (m) Tenant shall not perform any act of carry on any practice which may damage, mar or deface the Leased Premises or any other part of the Business Park.

     (n) Tenant shall not place a load on any floor in the interior delivery system, if any, or in the Leased Premises, or in any area of the Business Park, exceeding the floor load which such floor was designed to carry, nor shall Tenant install, operate or maintain therein any heavy item or equipment except in such manner as to achieve a proper distribution or weight.

     (o) Tenant shall not install, operate or maintain in the Leased Premises or in any other area of the Business Park any electrical equipment which does not bear underwriter's approval, or which would overload the electrical equipment or any part thereof beyond its capacity for proper and safe operation as determined by Landlord.

     (p) Tenant shall not suffer, allow or permit any vibration, noise, light, odor or other effect to emanate from the Leased Premises, or from any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise interfere with the safety, comfort and convenience of Landlord or any of the other occupants of the Business Park or their customers, agents or invitees or any others lawfully in or upon the Business Park. Upon notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant agrees to forthwith remove or control the same.

     (q) Tenant shall not use or occupy the Leased premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Leased Premises, the Business Park and/or the neighborhood in which the Business Park in located.

     (r) Tenant shall not store, display, sell or distribute any alcoholic beverages or any dangerous materials (including without limitation fireworks) unless specifically permitted in the Lease.

     (s) Tenant shall not use or occupy the Leased Premises or do or permit anything to be done thereon in any manner which shall prevent Landlord and/or Tenant from obtaining at standard rates any insurance required or desired, or which would invalidate or increase the costs to Landlord of any existing insurance, or which might cause structural injury to any building, or which would constitute a public or private nuisance or which would violate any present or future laws, regulations, ordinances or requirements (ordinary or extraordinary, foreseen or unforeseen) of the federal, state or municipal governments, or of any department, subdivisions, bureaus of offices thereof, or of any governmental public or quasi-public authorities now existing or hereafter created having jurisdiction in the Leased Premises or the Business Park of which they form a part.

     (t) Tenant shall not operate on the Leased Premises or in any part of the Business Park any coin or token operated vending machines or similar device (including, without limitation, pay telephones, pay lockers, pay toilets, scales, amusement devices or machines for the sale of beverages, foods, candy, cigarettes or other merchandise and/or commodities), except for the sole and exclusive use of Tenant's employees or as may be permitted by the Lease Agreement.

     (u) Tenant shall not change or re-key the locks on any doors of the Leased Premises. If Tenant desires to change the keys, Tenant shall request same of Landlord and Landlord shall do so at Tenant's expense. Tenant acknowledges that Landlord retains a master key for all locks in the Business Park. If Tenant does re-key or otherwise change the locks to the Leased Premises, Landlord shall have the right to change the locks to conform the Landlord's master key at Tenant's sole cost and expense which shall be paid by Tenant to Landlord immediately.

     (v) Tenant shall place a small legible sign in a conspicuous location on the service door to the Leased Premises and if there be no service door then the front door, which shall have emergency telephone numbers for Tenant and Landlord.